                                                                Exhibit 10.20(b)

                                                                  CONFORMED COPY

                                 FIRST AMENDMENT
                                       TO
                           RECEIVABLES SALE AGREEMENT

            THIS FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of March 18, 2003 (this "Amendment") is entered into by and among ARCH CHEMICALS, INC. ("Arch") and certain affiliates of Arch listed on the signature pages hereto (each such affiliate, together with Arch, being the "Originators") and ARCH CHEMICALS RECEIVABLES CORP. (the "Buyer").

                                    RECITALS:

            WHEREAS, the Originators and Buyer have entered into the Receivables Sale Agreement (the "Agreement") dated as of March 19, 2002;

            WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Originators and Buyer hereby agree as follows:

      SECTION 1. Amendments.

The Agreement is hereby amended as follows:

            The definition of "Receivable" in Exhibit I to the Agreement is hereby amended by adding the following phrase at the end of the first sentence thereof and before the period:

                        "; provided, however, that in each case the Obligor of
            such indebtedness or other obligation is domiciled in the United States of America or in Canada (excluding the Provinces of Quebec, New Brunswick, Nova Scotia and Newfoundland)"

      SECTION 2. Reference to and Effect on the Agreement and the Related Documents.

      Upon the effectiveness of this Amendment, (i) each of the Seller Parties hereby reaffirms all representations and warranties made by it in Article II of the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Seller Parties hereby represents and warrants that no Termination Event, Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

      The Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Seller shall pay all reasonable legal fees and out-of-pocket expenses of the Agent's counsel, Hunton & Williams, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment.

      SECTION 3. Effectiveness and Effect.

      This Amendment shall be effective on the day (the "Amendment Effective Date") on which the last to occur of the following: (i) execution by the Seller Parties of this Amendment; (ii) execution of the Third Amendment to the Receivables Purchase Agreement, dated as of the date hereof, by each of the parties thereto; (iii) execution of the Amended and Restated Fee Letter, dated the date hereof, by each of the Seller Parties and (iv) payment of all amounts required to be paid to the Agent on the Amendment Effective Date under the Amended and Restated Fee Letter. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

      SECTION 4. Governing Law.

      This Amendment will be governed by and construed in accordance with the laws of the State of New York.

      SECTION 5. Severability.

      Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

      SECTION 6. Counterparts.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ARCH CHEMICALS RECEIVABLES CORP.,
                                        as the Buyer

                                        By: /s/ W. Paul Bush
                                            ----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH SPECIALTY CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            -----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH CHEMICALS SPECIALTY PRODUCTS, INC., as an Originator

                                        By: /s/ W. Paul Bush
                                           ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH ELECTRONIC CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                           -----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH WOOD PROTECTION INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                           -----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH PERSONAL CARE PRODUCTS, L.P.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                           -----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        [end of signatures]